SUBSEQUENT TRANSFER AGREEMENT

Pursuant to this Subsequent Transfer Agreement (the “Agreement”), dated as of May 25th, 2006 between GMAC Mortgage Corporation, as seller (the “Seller”), and GMACM Home Equity Loan Trust 2006-HE1, as issuer (the “Issuer”), and pursuant to the mortgage loan purchase agreement dated as of March 30, 2006 (the “Mortgage Loan Purchase Agreement”), among GMAC Mortgage Corporation, as a seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as a Seller, Residential Asset Mortgage Products, Inc., as purchaser (the “Purchaser”), the Issuer and JPMorgan Chase, National Association, as indenture trustee (the “Indenture Trustee”), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Mortgage Loans (the “Subsequent Mortgage Loans”).

Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the indenture dated as of March 30, 2006, between the Issuer and the Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.           Sale of Subsequent Mortgage Loans.

(a)          The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans (including the Subsequent Cut-Off Date Principal Balance now existing and all Additional Balances thereafter arising to and including the date immediately preceding the commencement of the Rapid Amortization Period), all principal received and interest thereon on and after the Subsequent Cut-Off Date, all monies due or to become due thereon and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.2 of the Mortgage Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the Subsequent Cut-Off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller’s right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller’s right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, payment intangibles, advices

EXHIBIT 2-1

of credit, investment property, goods and other property consisting of, arising under or related to the Subsequent Mortgage Loans, and such other property, to secure all of the Issuer’s obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of the Seller, as are necessary to perfect and protect the Issuer’s interests in each Subsequent Mortgage Loan and the proceeds thereof.

(b)          The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

(c)          Additional terms of the sale are set forth on Attachment A hereto.

Section 2.           Representations and Warranties; Conditions Precedent.

(a)          The Seller hereby affirms the representations and warranties made by it and set forth in Section 3.1 of the Mortgage Loan Purchase Agreement that relate to the Seller or the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Mortgage Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Agreement and Section 2.2(c) of the Mortgage Loan Purchase Agreement. GMACM, as Servicer of the Subsequent Mortgage Loans hereby affirms the representations and warranties made by it regarding the Subsequent Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan Purchase Agreement.

(b)          The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

(c)          All terms and conditions of the Mortgage Loan Purchase Agreement relating to the Subsequent Mortgage Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

Section 3.           Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders’ expense on direction of the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes or the Enhancer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Enhancer or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

Section 4.       GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.          Counterparts. This Instrument may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

Section 6.           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.

GMAC Mortgage Corporation, as Seller By: /s/ Patricia C. Taylor Name:Patricia C. Taylor Title: Vice President
GMACM HOME EQUITY LOAN TRUST 2006-HE1, as Issuer
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee
By: /s/ Roseline K. Maney Name: Roseline K. Maney Title: Vice President
GMAC MORTGAGE CORPORATION, as Servicer By: /s/ Patricia C. Taylor Name: Patricia C. Taylor Title: Vice President

Attachments

A.	Additional terms of sale.
B.	Schedule of Subsequent Mortgage Loans.
C.	Seller’s Officer’s Certificate.
D.	Seller’s Officer’s Certificate (confirmation of Enhancer approval).

GMACM HOME EQUITY LOAN TRUST 2006-HE1 (FUNDING)

ATTACHMENT A TO SUBSEQUENT TRANSFER AGREEMENT

May 25th, 2006

A.
1. Subsequent Cut-Off Date:	April 29, 2006
2. Subsequent Transfer Date:	May 25, 2006
3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-Off Date:	$32,999,981.95
4. Purchase Price:	100.00%
B.
As to all Subsequent Mortgage Loans:
1. Longest stated term to maturity:	300.00 months
2. Minimum Loan Rate:	6.250%
3. Maximum Loan Rate:	16.250%
4. WAC of all Subsequent Mortgage Loans:	7.8313%
5. WAM of all Subsequent Mortgage Loans:	0.0813%
6. Largest Principal Balance:	$386,867.00
7. Non-owner occupied Mortgaged Properties:	0.85%
8. California and Michigan zip code concentrations:	25.06% and 5.57%
9. Condominiums:	10.12%
10. Single-family:	89.57%
11. Weighted average term since origination:	184.486%
12. Principal balance of Subsequent Mortgage Loans with respect to which the Mortgagor is an employee of GMACM or an affiliate of GMACM:	$1,141,060.82
13. Number of Subsequent Mortgage Loans with respect to which the Mortgagor is an employee of GMACM or an affiliate of GMACM:	3.46%

ADDITION NOTICE

DATE: May 25th, 2006

JPMorgan Chase, National Association 227 W. Monroe Street, 26th Floor Chicago, IL 60606 .	Moody’s Investors Service, Inc. 99 Church Street New York, New York 10007

Financial Guaranty Insurance Company 125 Park Avenue, New York, New York 10017 Re: GMACM Home Equity Loan Trust 2006-HE1	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. 55 Water Street New York, New York 10041-0003
Wilmington Trust Company 1100 North Market Street Wilmington, Delaware 19890

Re: GMACM Home Equity Loan Trust 2006-HE1 (Funding)

Ladies and Gentlemen:

Pursuant to Section 2.2 of the mortgage loan purchase agreement dated as of March 30, 2006 (the “Purchase Agreement”), among GMAC Mortgage Corporation, as a Seller and Servicer, Walnut Grove Mortgage Loan Trust 2003-A, as a Seller, Residential Asset Mortgage Products, Inc., as Purchaser, GMACM Home Equity Loan Trust 2006-HE1, as Issuer and JPMorgan Chase Bank, National Association, as Indenture Trustee, the Seller has designated the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached hereto to be sold to the Issuer on May 25th, 2006, with an aggregate Principal Balance of $32,999,981.95. Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of March 30, 2006, between the Issuer and the Indenture Trustee.

Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

Very truly yours,
GMAC Mortgage Corporation, as Seller By: /s/ Patricia C. Taylor Name: Patricia C. Taylor Title: Vice President

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK NATIONAL ASSOCIATION, as Indenture Trustee By: Name: Title:

OFFICER'S CERTIFICATE

SUBSEQUENT TRANSFER

GMAC MORTGAGE CORPORATION

I, PATRICIA C. TAYLOR, hereby certify that I am the duly elected Vice President of GMAC Mortgage Corporation (the "Seller"), a corporation organized under the laws of the Commonwealth of Pennsylvania, that I have made such reasonable investigation as I have deemed necessary to deliver this Certificate, including discussions with responsible officers of the Seller and further certify to the best of my knowledge as follows:

1.        The Seller is in good standing under the laws of the Commonwealth of Pennsylvania.

2.        Each person who, as an officer or representative of the Seller, signed the Subsequent Transfer Agreement, dated as of May 25th, 2006 between the Seller and GMACM Home Equity Loan Trust 2006-HE1 (the “Issuer”) and any other document delivered prior hereto or on the date hereof in connection with the transfer of the Subsequent Mortgage Loans and the transactions described in the Mortgage Loan Purchase Agreement (the “Purchase Agreement”), dated as of March 30, 2006, among GMAC Mortgage Corporation, as seller, Residential Asset Mortgage Products, Inc., as purchaser, Wells Fargo Bank Minnesota, N.A., as indenture trustee, and the Issuer, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

3.        With respect to its transfer of the Subsequent Mortgage Loans and the transactions contemplated by the Purchase Agreement, the Seller has complied in all material respects with all the agreements by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Subsequent Transfer Date other than those which have been waived pursuant to the terms of the Purchase Agreement.

4.        Attached hereto as Exhibit I is a certified true copy of the resolutions of the Board of Directors of the Seller with respect to the sale of the Subsequent Mortgage Loans subject to the Purchase Agreement, and the same are in full force and effect and have not been revoked, repealed or amended. Attached, as Exhibit II hereto is a true and correct copy of the Certificate of Incorporation of the Seller, which is in full force and effect on the date hereof. Attached, as Exhibit III is a true and correct copy of the By-Laws of the Seller, which continue in force on the date hereof. Attached, as Exhibit IV hereto is a true and correct copy of the Good Standing Certificate of the Seller dated March 17, 2006.

5.        Any necessary consents, approvals, authorizations or order of any court or governmental agency or body that are required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Purchase Agreement, the sale of the Subsequent Mortgage Loans as evidenced by the Purchase Agreement, or the consummation of the transactions contemplated by the Purchase Agreement, have been obtained. The Purchase Agreement and all related agreements have been authorized by the Board of Directors of the Seller, such authorization being reflected in the minutes of that Board and shall be maintained from the date of their execution as records of the Seller. The Purchase Agreement and related agreements are and will be from the time of their execution official records of the Seller.

6. Each obligation of the Seller required to be performed by it on or prior to the Subsequent Transfer Date pursuant to the terms of the Subsequent Transfer

Agreement has been duly performed and complied with, all of the representations and warranties of the Seller under the Subsequent Transfer Agreement are true and correct as of the Subsequent Transfer Date, and no event has occurred that with notice or the passage of time would constitute a default under the Subsequent Transfer Agreement.

7. Each condition precedent specified in Section 2.2 of the Purchase Agreement and each condition precedent specified in the Subsequent Transfer Agreement has been satisfied by the Seller.

Capitalized terms not defined herein have the meanings set forth in the Purchase Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: May 25th, 2006

GMAC MORTGAGE CORPORATION

By: /s/ Patricia C. Taylor
Name: PATRICIA C. TAYLOR
Title: VICE PRESIDENT

EXHIBITS PROVIDED UPON REQUEST

May 25th, 2006

Wilmington Trust Company,

as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Re:	Instructions to Owner Trustee: GMACM

Home Equity Loan Trust 2006-HE1: Subsequent Transfer

Dear Madam/Sir:

Reference is made to the trust agreement dated as of March 30, 2006 (the “Trust Agreement”), between Wilmington Trust Company, as owner trustee (the “Owner Trustee”), and Residential Asset Mortgage Products, Inc., as depositor (the “Depositor”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in, or by reference in, the Trust Agreement.

The Certificateholder hereby instructs the Owner Trustee to execute and deliver the Subsequent Transfer Agreement, dated as of May 25th, 2006 between GMAC Mortgage Corporation, as Seller, and GMACM Home Equity Loan Trust 2006-HE1, as Issuer, (attached hereto as Exhibit A).

The Seller hereby confirms that it is the sole Certificateholder and that pursuant to the Trust Agreement, the indemnification provisions contained in the Trust Agreement apply to the instructions to the Owner Trustee contained herein.

Very truly yours,
GMAC MORTGAGE CORPORATION,
as Certificateholder
By: /s/Patricia C. Taylor
Name: PATRICIA C. TAYLOR
Title: VICE PRESIDENT

OFFICER'S CERTIFICATE OF

GMAC MORTGAGE CORPORATION

Re: Credit Enhancer approval of Subsequent Mortgage Loans

May 25th, 2006

Wells Fargo Bank Minnesota, N.A.	Wilmington Trust Company
9062 Old Avapolis Road	1100 North Market Street
Columbia, MD 21045	Wilmington, Delaware 19890

Re:

Mortgage Loan Purchase Agreement, dated as of March 30, 2006 (the “Purchase Agreement”), among GMAC Mortgage Corporation, as seller, and as Servicer (in such capacity, the Servicer), Walnut Grove Mortgage Loan Trust 2003-A, as Seller (the “Seller”), Residential Asset Mortgage Products, Inc., as depositor, GMACM Home Equity Loan Trust 2006-HE1, as issuer (the “Issuer”), and Wells Fargo Bank Minnesota, N.A., as indenture trustee, relating to Loan-Backed Notes, Series 2006-HE1

Ladies and Gentleman:

In accordance with Section 2.2 of the above-captioned Purchase Agreement, the undersigned hereby certifies the following:

(a)        The Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement delivered by the Seller on May 25th, 2006 conform to the representations and warranties of the Purchase Agreement, and Financial Guaranty Insurance Company. (the “Enhancer”) has informed the Seller that the Subsequent Mortgage Loans are acceptable to the Enhancer.

(b)        The undersigned is a duly authorized representative of the Seller and is authorized to execute and deliver this certificate.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name.

GMAC MORTGAGE CORPORATION

Dated: May 25th, 2006	By: /s/ Patricia C. Taylor
Name: PATRICIA C. TAYLOR
Title: VICE PRESIDENT